UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2014 (December 2, 2013)

NEXEO SOLUTIONS HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 297-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously announced, on October 4, 2013, Nexeo Solutions Sub Holding Corp. (“Sub Holding”), a wholly-owned subsidiary of Nexeo Solutions Holdings, LLC (“Holdings” and, together with Nexeo Solutions, LLC (“Solutions”), the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the shareholders of Chemical Specialists and Development, Inc. (“CSD”) pursuant to which Sub Holding agreed to acquire all issued and outstanding interests in CSD for an aggregate purchase price of $100.0 million, including the purchase by Solutions of ST Laboratories Group, LLC (“ST Laboratories”) and STX Freight Company (“STX Freight”) (the “CSD-Related Businesses”), subject to a net working capital adjustment (collectively, the “CSD Acquisition”). As reported in a Current Report on Form 8-K filed with on December 5, 2013 (the “Original 8-K”), on December 2, 2013, Sub Holding completed the CSD Acquisition for approximately $96.4 million, subject to a final net working capital adjustment expected no later than 120 days following the close of the transaction. The CSD Acquisition was financed with cash on hand and borrowings under the Company’s asset-based revolving credit facility. At the closing of the CSD Acquisition, a portion of the purchase price was placed into escrow and will be released as prescribed by the Stock Purchase Agreement.

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and restates Item 9.01 of the Original 8-K in its entirety to provide the information required by Item 9.01 of Form 8-K. Amendment No. 1 is being filed solely to provide, as Exhibits 99.1 through 99.8, (i) the consolidated financial statements of CSD as of January 31, 2013 and 2012 and for the fiscal years ended January 31, 2013 and 2012, together with the independent auditors’ report, (ii) the consolidated financial statements of CSD as of January 31, 2012 and 2011 and for the fiscal years ended January 31, 2012 and 2011, together with the independent auditors’ report, (iii) the unaudited consolidated financial statements of CSD as of September 30, 2013 and for the eight months ended September 30, 2013 and 2012, (iv) the financial statements of ST Laboratories as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010, together with the independent auditors’ report (v) the unaudited financial statements of ST Laboratories as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012, (vi) the  financial statements of STX Freight as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010, together with the independent auditors’ report  (vii) the unaudited financial statements of STX Freight as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012, and (viii) the unaudited pro forma combined financial information as of and for the fiscal year ended September 30, 2013.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Item 9.01(a) of the Original 8-K is hereby amended and restated in its entirety as follows:

The consolidated financial statements of CSD as of January 31, 2013 and 2012 and for the fiscal years ended January 31, 2013, 2013 and 2011, together with the independent auditors’ report of Hereford, Lynch, Sellars & Kirkham, P.C. (“HLSK”) with respect thereto, and the financial statements of ST Laboratories and STX Freight as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010, together with the independent auditors’ reports of HLSK with respect thereto, are filed as Exhibits 99.1-99-4 to this Amendment No. 1 and are incorporated herein by reference.

The unaudited consolidated financial statements of CSD as of September 30, 2013 and for the eight months ended September 30, 2013 and 2012, the unaudited financial statements of ST Laboratories as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012, and the unaudited financial statements of STX Freight as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012, are filed as Exhibits 99.5-99.7 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

Item 9.01(b) of the Original 8-K is hereby amended and restated in its entirety as follows:

The unaudited pro forma combined financial information as of and for the fiscal year ended September 30, 2013 are filed as Exhibit 99.8 to this Amendment No. 1 and is incorporated herein by reference.

EXHIBIT	DESCRIPTION
99.1

Financial Statements of Businesses Acquired: Consolidated Financial Statements of Chemical Specialists and Development, Inc. as of and for the fiscal years ended January 31, 2013 and 2012, together with the independent auditors’ report.

99.2

Financial Statements of Businesses Acquired: Consolidated Financial Statements of Chemical Specialists and Development, Inc. as of January 31, 2012 and 2011 and for the fiscal years ended January 31, 2012 and 2011, together with the independent auditors’ report.

99.3

Financial Statements of Businesses Acquired: Financial Statements of ST Laboratories Group, LLC as of December 31, 2012, 2011 and 2010 and for the years ended December 31, 2012 and 2011 and the period from inception (May 1, 2010) to December 31, 2010, together with the with the independent auditors’ report.

99.4

Financial Statements of Businesses Acquired: Financial Statements of STX Freight Company as of December 31, 2012, 2011 and 2010 and for the years ended December 31, 2012, 2011 and 2010, together with the independent auditors’ report.

99.5

Financial Statements of Businesses Acquired: Unaudited Consolidated Financial Statements of Chemical Specialists and Development, Inc. as of September 30, 2013 and for the eight months ended September 30, 2013 and 2012.

99.6	Financial Statements of Businesses Acquired: Unaudited Financial Statements of ST Laboratories Group, LLC as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.7	Financial Statements of Businesses Acquired: Unaudited Financial Statements of STX Freight Company as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.8	Proforma Forma Financial Information: Unaudited Pro Forma Combined Statement of Operations for the year ended September 30, 2013; Unaudited Pro Forma Combined Balance Sheet as of September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS HOLDINGS, LLC

	By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President and Chief Legal Officer

Dated: February 12, 2014

EXHIBIT INDEX

Exhibit	Description
99.1

Financial Statements of Businesses Acquired: Consolidated Financial Statements of Chemical Specialists and Development, Inc. as of January 31, 2013 and 2012 and for the fiscal years ended January 31, 2013 and 2012, together with the independent auditors’ report.

99.2

Financial Statements of Businesses Acquired: Consolidated Financial Statements of Chemical Specialists and Development, Inc. as of January 31, 2012 and 2011 and for the fiscal years ended January 31, 2012 and 2011, together with the independent auditors’ report.

99.3

Financial Statements of Businesses Acquired: Financial Statements of ST Laboratories Group, LLC as of December 31, 2012, 2011 and 2010 and for the years ended December 31, 2012 and 2011 and the period from inception (May 1, 2010) to December 31, 2010, together with the with the independent auditors’ report.

99.4

Financial Statements of Businesses Acquired: Financial Statements of STX Freight Company as of December 31, 2012, 2011 and 2010 and for the years ended December 31, 2012, 2011 and 2010, together with the independent auditors’ report.

99.5

Financial Statements of Businesses Acquired: Unaudited Consolidated Financial Statements of Chemical Specialists and Development, Inc. as of September 30, 2013 and for the eight months ended September 30, 2013 and 2012.

99.6	Financial Statements of Businesses Acquired: Unaudited Financial Statements of ST Laboratories Group, LLC as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.7	Financial Statements of Businesses Acquired: Unaudited Financial Statements of STX Freight Company as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.8	Proforma Forma Financial Information: Unaudited Pro Forma Combined Statement of Operations for the year ended September 30, 2013; Unaudited Pro Forma Combined Balance Sheet as of September 30, 2013.